SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of Earliest Event Reported):  July 22, 1997

                    National Auto Finance Company, Inc.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            0-22067                                    65-0688619
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

       621 N.W. 53rd Street, Suite 200
             Boca Raton, Florida                               33487
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (561) 997-2747
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            (Registrant's Telephone Number, Including Area Code)

                               NOT APPLICABLE
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       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated July 22, 1997, announcing its financial results for the second quarter and six months ended June 30, 1997. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a)  Financial Statements of Business Acquired:

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          (99) Press Release, dated July 22, 1997.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  July 31, 1997
                                   NATIONAL AUTO FINANCE COMPANY, INC.



                                   By:  /s/ Kevin Adams
                                        -----------------------------------
                                   Name:  Kevin Adams
                                   Title:  Chief Financial Officer

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                    NATIONAL AUTO FINANCE COMPANY, INC.

                                  FORM 8-K

                               CURRENT REPORT

                               Exhibit Index


Exhibit No.                     Description                            Page
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(99)                          Press Release,
                              dated July 22, 1997